Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				12/16/2004

2	Payment Date				12/20/2004

3	Collection Period			10/31/2004	11/27/2004	28

4	Monthly Interest Period- Actual			11/22/2004	12/19/2004	28

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	221,693,385.32	28,286,396.95	193,406,988.37	0.6025140
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,610,095,094.73	$28,286,396.95	$1,581,808,697.78

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	344,718.43	1.5549333	28,631,115.38	129.1473597
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.0583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.2400%	550,542.22	1.7422222	550,542.22	1.7422222

	Equals: Total Securities		2,823,785.66		31,110,182.61

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					26,072,550.72
17	Sales Proceeds - Early Terminations					11,684,146.73
18	Sales Proceeds - Scheduled Terminations					20,068.30
19	Security Deposits for Terminated Accounts					23,425.00
20	Excess Wear and Tear Received					1,442.00
21	Excess Mileage Charges Received					2,948.30
22	Other Recoveries Received					94,252.00

23	Subtotal: Total Collections					37,898,833.05

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt - Class A-4b					—
26	Investment Earnings on Collection Account					77,738.93

27	Total Available Funds, prior to Servicer Advances					37,976,571.98

28	Servicer Advance					—

29	Total Available Funds					37,976,571.98

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,341,745.91
34	Servicing Fee Shortfall					—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4b					258,417.78
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)					2,823,785.66
40	Subtotal: Remaining Available Funds				33,547,622.63
41	Principal Distribution Amount (Item 59)				28,286,396.95
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					28,286,396.95
43	Amount Paid to Reserve Account to Reach Specified Balance					5,261,225.68
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		16,807,621.85
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		11,478,775.10
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		28,286,396.95

55	Remaining Available Funds (Item 40)		33,547,622.63
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		28,286,396.95

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		37,976,571.98
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,341,745.91
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders, and Swap Counterparties (Items 38e, 38f and 39)		3,082,203.43

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		33,547,622.63
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		—
71	Payment Date Advance Reimbursement		—
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09

77	Beginning Reserve Account Balance		40,066,553.71
78	Plus: Net Investment Income for the Collection Period		50,400.45

79	Subtotal: Reserve Fund Available for Distribution		40,116,954.16
80	Plus: Deposit of Excess Available Funds (Item 43)		5,261,225.68
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		45,378,179.84
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		45,378,179.84

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		5,311,626.13

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	2	23,320.52
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		(20,068.30)
89	Less: Excess Wear and Tear Received		(1,442.00)
90	Less: Excess Mileage Received		(2,948.30)

91	Current Period Net Residual Losses/(Gains)	2	(1,138.08)

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	—	(3,394.25)
94	Current Period Net Residual Losses (Item 91)	2	(1,138.08)

95	Ending Cumulative Net Residual Losses	2	(4,532.33)

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,709,401,709	1,581,808,698
99	Number of Current Contracts		85,972	83,214
100	Weighted Average Lease Rate		4.96%	4.92%
101	Average Remaining Term		28.67	24.28
102	Average Original Term		44.43	44.40
103	Monthly Prepayment Speed			104.54%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	83,856	1,711,335,280	1,610,095,095
105	Depreciation/Payments		(23,382,023)	(16,807,622)
106	Gross Credit Losses	(23)	(369,834)	(393,632)
107	Early Terminations	(617)	(11,450,305)	(11,061,823)
108	Scheduled Terminations	(2)	(22,931)	(23,321)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	83,214	1,676,110,187	1,581,808,698

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	82,291	1,565,043,446	98.94%
113	31 - 90 Days Delinquent	839	15,154,363	0.96%
114	90+ Days Delinquent	84	1,610,889	0.10%

115	Total	83,214	1,581,808,698	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		23	393,632
118	Aggregate Liquidation Proceeds on charged-off units			(246,105)
119	Recoveries on charged-off units			—

120	Current Period Aggregate Net Credit Losses/(Gains)		23	147,527

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		11	88,747
123	Current Period Net Credit Losses (Item 120)		23	147,527

124	Ending Cumulative Net Residual Losses		34	236,274

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.01%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

01/20/2005	20,246,376
02/20/2005	21,003,674
03/20/2005	24,207,618
04/20/2005	31,276,270
05/20/2005	28,425,276
06/20/2005	24,254,740
07/20/2005	26,187,356
08/20/2005	29,468,084
09/20/2005	44,060,908
10/20/2005	45,541,027
11/20/2005	42,360,590
12/20/2005	45,921,451
01/20/2006	42,560,422
02/20/2006	37,647,145
03/20/2006	37,743,902
04/20/2006	39,814,110
05/20/2006	38,173,767
06/20/2006	32,359,343
07/20/2006	33,564,656
08/20/2006	30,866,720
09/20/2006	48,629,541
10/20/2006	58,892,964
11/20/2006	57,930,227
12/20/2006	57,426,404
01/20/2007	59,601,760
02/20/2007	53,866,014
03/20/2007	50,259,984
04/20/2007	49,592,811
05/20/2007	46,466,254
06/20/2007	39,779,223
07/20/2007	37,424,500
08/20/2007	37,714,562
09/20/2007	37,486,852
10/20/2007	41,454,777
11/20/2007	48,408,252
12/20/2007	38,978,539
01/20/2008	30,115,837
02/20/2008	23,564,164
03/20/2008	7,967,642
04/20/2008	5,049,825
05/20/2008	8,990,939
06/20/2008	21,439,560
07/20/2008	16,577,245
08/20/2008	13,426,736
09/20/2008	9,904,687
10/20/2008	1,092,475
11/20/2008	1,031,391
12/20/2008	687,271
01/20/2009	885,687
02/20/2008	526,602
03/20/2009	156,629
04/20/2009	51,622
05/20/2009	98,891
06/20/2009	167,137
07/20/2009	140,248
08/20/2009	210,462
09/20/2009	127,551

Total	1,581,808,698

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (a) each collection period is a calendar month rather than a fiscal month, (b) timely receipt of all monthly rental payments and sales proceeds, (c) no credit or residual losses and (d) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.